GOLUB CAPITAL INVESTMENT CORPORATION INVESTOR PRESENTATION QUARTER ENDED JUNE 30, 2017

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”). This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction or projection of future results, and there can be no assurance that we will achieve similar results in the future.

Summary of Quarterly Results 3 Third Fiscal Quarter 2017 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended June 30, 2017 was $14.2 million, or $0.31 per share, resulting in an annualized return on equity of 8.3%. This compares to net income of $12.7 million, or $0.30 per share and an annualized return on equity of 8.2% for the quarter ended March 31, 2017. − Net investment income for the quarter ended June 30, 2017 was $14.2 million, or $0.31 per share, as compared to $10.9 million, or $0.26 per share for the quarter ended March 31, 2017. Excluding a less than $0.1 million accrual for the capital gain incentive fee under GAAP, net investment income for the quarter ended June 30, 2017 was $14.3 million, or $0.311 per share, as compared to $11.3 million, or $0.271 per share, when excluding a $0.4 million accrual for the capital gain incentive fee under GAAP for the quarter ended March 31, 2017. − Net realized and unrealized loss on investments was less than $0.1 million, or less than $0.01 per share, for the quarter ended June 30, 2017. This compares to a net realized and unrealized gain on investments of $1.7 million, or $0.04 per share, for the quarter ended March 31, 2017. − New middle-market investment commitments totaled $328.9 million for the quarter ended June 30, 2017. Approximately 11% of the new investment commitments were senior secured loans, 88% were one stop loans, and 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value increased by approximately 11.7%, or $136.6 million, during the quarter ended June 30, 2017. 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended June 30, 2017 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per share.

Dollars in 000s Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net income $ 10,033 $ 13,082 $ 14,580 $ 12,694 $ 14,210 Net investment income 7,535 10,635 10,804 10,944 14,247 Net realized/unrealized gain (loss) 2,498 2,447 3,776 1,750 (37) Distributions declared 10,033 13,082 14,580 12,694 14,210 Per Share 1 and Return on Equity 2 Statistics Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Earnings per weighted average share $ 0.35 $ 0.36 $ 0.35 $ 0.30 $ 0.31 Net investment income per weighted average share 0.26 0.29 0.26 0.26 0.31 Accrual for capital gain incentive fee per weighted average share 0.01 0.00 0.02 0.01 0.00 Net investment income before accrual for capital gain incentive fee per weighted average share 3 0.27 0.29 0.28 0.27 0.31 Net realized/unrealized gain (loss) per weighted average share 0.09 0.07 0.09 0.04 0.00 Annualized return on equity – net income 9.2% 9.3% 9.4% 8.2% 8.3% Annualized return on equity – net investment income 6.9% 7.6% 6.9% 7.1% 8.3% Annualized return on equity – net investment income before accrual for capital gain incentive fee 3,4 7.3% 7.6% 7.4% 7.3% 8.4% Net asset value $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 Financial Highlights 4 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended June 30, 2017 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. The annualized return on equity – net investment income before accrual for capital gain incentive fee is calculated as (a) the net investment income before the reduction for the accrual for capital gain incentive fee for the period presented divided by (b) the daily average of total net assets.

Select Portfolio Funds Roll Data (in millions) Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 New Investment Commitments $ 272.5 $ 203.4 $ 102.8 $ 101.2 $ 328.9 Exits and Sales of Investments 1 47.3 62.6 65.3 31.5 112.1 Fair Value of Investments 912.8 1,069.7 1,113.8 1,167.4 1,304.0 Net Funds Growth 2 210.5 156.9 44.1 53.6 136.6 Portfolio Highlights – New Originations 5 Originations and Net Funds Growth − New investment commitments totaled $328.9 million for the quarter ended June 30, 2017. − Net growth in investments at fair value (after factoring in debt repayments and other portfolio activity) for the quarter ended June 30, 2017 was $136.6 million, an 11.7% increase from March 31, 2017. − During the quarter ended June 30, 2017, GCIC sold $1.7 million of investments and unfunded commitments at fair value to GCIC SLF. * Represents an amount less than 1.0% 1. Includes full and partial payoffs and sales, including sales to GCIC SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized gains (losses), etc. Asset Mix of New Originations Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Senior Secured 13% 12% 16% 51% 11% One Stop 84% 87% 75% 48% 88% Subordinated Debt 0% 0% 0% 0% 0% GCIC Senior Loan Fund 1% 0% 9% 0% 0% Equity 2% 1% 0% 1% 1%* **

Portfolio Highlights – Portfolio Diversity as of June 30, 2017 6 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 4% Historical Investment Portfolio ($mm) 82% 12% 84% 11% 83% 11% 82% 13% 83% 12% Equity Inv. in GCIC SLF One Stop Senior Secured Investment Portfolio $1,256mm1 // 165 Investments1 – Average Size $7.6mm $1,304 $913 $1,070 $1,114 $1,167 1% 1% 1% 1% 5% 4% 4% 1. Excludes investment in GCIC SLF. 2. For all periods presented, the subordinated debt investments held represent an amount less than 1.0%. Sub. Debt 2 5% 1%

21% 20% 10% 8% 7% 4% 4% 4% 3% 4% 15% Healthcare, Education and Childcare Diversified/Conglomerate Service Electronics Retail Stores Personal, Food and Miscellaneous Services Automobile Beverage, Food and Tobacco Leisure, Amusement, Motion Pictures, Entertainment Diversified/Conglomerate Manufacturing GCIC SLF Other Portfolio Highlights – Portfolio Diversity as of June 30, 2017 7 Industry Diversity of Investments 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. Interest Rate on Loans1 Fixed - 0.1% 99.9% Floating Diversity by Investment Size Top 25 Investments 47% Remaining 140 Investments 49% GCIC SLF 4% Top 10 Investments 25%

Portfolio Highlights – Spread Analysis 8 7.7% 8.1% 8.1% 7.9% 8.6% 7.4% 7.6% 7.6% 7.6% 7.9% 3.4% 3.5% 3.8% 4.0% 4.0% 4.3% 4.6% 4.3% 3.9% 4.6% 0.7% 0.9% 1.0% 1.1% 1.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Investment income yield Income yield Weighted average cost of debt Weighted average net investment spread 3-Month London Interbank Offered Rate ("LIBOR") 5 7 6 4 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 2. Excludes activity on the subordinated note investment in GCIC SLF. 3. Excludes exits on investments on non-accrual status. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in GCIC SLF, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by GCIC SLF were redeemed in full and terminated. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in GCIC SLF, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. On December 30, 2016, the subordinated notes previously issued by GCIC SLF were redeemed in full and terminated. 6. The weighted average cost of debt is calculated as (a) the actual amount incurred on debt obligations divided by (b) the daily average of total debt obligations. 7. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. Portfolio Rotation – Debt Investments Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Weighted average interest rate of new investments 1,2 7.7% 7.7% 7.0% 6.6% 7.4% Weighted average interest rate on investments that were sold or paid-off 2,3 6.1% 6.8% 6.5% 6.7% 7.7% Weighted average spread over LIBOR of new floating rate investments 2 6.7% 6.7% 6.0% 5.6% 6.2% Weighted average interest rate of new fixed rate investments 10.6% 10.8% N/A N/A 7.5% Weighted average fees on new investments 1.7% 1.9% 1.7% 1.3% 1.4%

December 31, 2016 March 31, 2017 June 30, 2017 Internal Performance Rating Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio Investments at Fair Value (000s) % of Total Portfolio 5 $ 9,834 0.9% $ 103,685 8.9% $ 33,641 2.6% 4 $ 1,032,399 92.7% $ 980,757 84.0% $ 1,187,982 91.1% 3 $ 67,513 6.0% $ 81,886 7.0% $ 81,769 6.3% 2 $ 4,009 0.4% $ 997 0.1% $ 157 0.0% 1 $ - 0.0% $ - 0.0% $ 411 0.0% Total $ 1,113,755 100.0% $ 1,167,325 100.0% $ 1,303,960 100.0% Portfolio Highlights – Credit Quality 9 − Fundamental credit quality remains strong with over 90.0% of the investments in the portfolio having an Internal Performance Rating of 4 or higher as of June 30, 2017. As of June 30, 2017, there were two non-accrual portfolio company investments with a fair value of $420,000. Portfolio Risk Ratings Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination * * * Represents an amount less than 0.1%.

Quarterly Statements of Financial Condition 10 As of (Dollar amounts in 000s, except per share data) June 30, 2016 (unaudited) September 30, 2016 (audited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) Assets Investments, at fair value $ 912,839 $ 1,069,710 $ 1,113,755 $ 1,167,325 $ 1,303,960 Cash and cash equivalents 4,847 4,675 4,883 15,164 5,220 Restricted cash and cash equivalents 9,815 71,056 34,417 37,642 42,516 Other assets 3,420 3,557 3,852 4,180 6,592 Total Assets $ 930,921 $ 1,148,998 $ 1,156,907 $ 1,224,311 $ 1,358,288 Liabilities and Net Assets Debt $ 404,350 $ 520,600 $ 518,050 $ 571,900 $ 630,850 Unamortized debt issuance costs (2,406) (5,073) (4,197) (3,330) (2,910) Payable for investments purchased 1,858 – – 190 3,076 Interest payable 613 1,414 3,406 1,821 2,121 Management and incentive fee payable 3,935 4,960 6,254 6,267 7,315 Distributions payable 10,033 9,869 5,553 8,925 14,210 Other liabilities 700 921 1,298 6,963 1,186 Total Liabilities 419,083 532,691 530,364 592,736 655,848 Total Net Assets 511,838 616,307 626,543 631,575 702,440 Total Liabilities and Net Assets $ 930,921 $ 1,148,998 $ 1,156,907 $ 1,224,311 $ 1,358,288 Net Asset Value per Share $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 Regulatory leverage 0.79x 0.85x 0.83x 0.91x 0.90x Asset coverage 226.4% 218.1% 220.2% 210.1% 211.0% Common shares outstanding 34,122,547 41,087,178 41,769,495 42,104,997 46,829,344

Quarterly Operating Results 11 1. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data is based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. For the three months ended (Dollar amounts in 000s, except share and per share data) June 30, 2016 (unaudited) September 30, 2016 (unaudited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) Investment Income Interest income $ 14,589 $ 19,416 $ 21,481 $ 20,813 $ 24,498 Dividend income 48 335 422 1,242 1,373 Fee income 1 177 146 65 827 Total Investment Income 14,638 19,928 22,049 22,120 26,698 Expenses Interest and other debt financing expenses 2,975 4,347 4,922 5,313 5,844 Base management fee, net of waiver 1,943 2,466 2,761 2,822 3,101 Incentive fee, net of waiver 1,719 1,838 2,728 2,222 2,581 Other operating expenses 466 642 834 819 925 Total Expenses 7,103 9,293 11,245 11,176 12,451 Net Investment Income 7,535 10,635 10,804 10,944 14,247 Net Gain (Loss) on Investments Net realized gain (loss) on investments (23) 146 197 134 91 Net unrealized appreciation (depreciation) on investments 2,521 2,301 3,579 1,616 (128) Net gain (loss) on investments 2,498 2,447 3,776 1,750 (37) Net Increase in Net Assets Resulting from Operations $ 10,033 $ 13,082 $ 14,580 $ 12,694 $ 14,210 Per Share Data Earnings per weighted average share 1 $ 0.35 $ 0.36 $ 0.35 $ 0.30 $ 0.31 Net investment income per weighted average share 1 $ 0.26 $ 0.29 $ 0.26 $ 0.26 $ 0.31 Distributions paid per share 2 $ 0.34 $ 0.34 $ 0.35 $ 0.30 $ 0.31 Weighted average common shares outstanding 29,278,962 37,237,308 41,252,583 41,892,513 45,882,813

Portfolio Highlights – GCIC Senior Loan Fund LLC 12 − The annualized return for the quarter ended June 30, 2017 was 8.2%, down from 9.5% for the quarter ended March 31, 2017. − Total investments at fair value for the quarter ended June 30, 2017 were $142.9 million, a 9.5% decrease from March 31, 2017, as payoffs of $17.4 million exceeded purchases of investments and unfunded commitments of $1.7 million from GCIC at fair value. − Subject to leverage and borrowing base restrictions, as of June 30, 2017, GCIC SLF had approximately $59.6 million of remaining commitments and $1.9 million of availability on its revolving credit facility. 1. GCIC’s annualized total return is calculated by dividing total income earned on our investments in GCIC SLF subordinated notes and GCIC SLF LLC equity interests by the combined daily average of our investments in (1) the principal of the GCIC SLF subordinated notes and (2) the net asset value of the GCIC SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on GCIC’s investments in GCIC SLF and the income from such investments. (Dollar amounts in 000s) As of Balance Sheet June 30, 2016 (unaudited) September 30, 2016 (audited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) Total investments, at fair value $ 147,611 $ 146,123 $ 162,431 $ 157,921 $ 142,889 Cash and other assets 3,172 3,344 4,129 3,319 3,194 Total assets $ 150,783 149,467 166,560 161,240 146,083 Senior credit facility $ 96,900 95,500 102,200 102,000 90,450 Unamortized debt issuance costs (1,190) (1,122) (1,052) (984) (916) Other liabilities 271 282 316 312 1,557 Total liabilities 95,981 94,660 101,464 101,328 91,091 Subordinated debt and members’ equity 54,802 54,807 65,096 59,912 54,992 Total liabilities and members’ equity $ 150,783 $ 149,467 $ 166,560 $ 161,240 $ 146,083 Senior leverage 1.77x 1.74x 1.57x 1.70x 1.64x (Dollar amounts in 000s) For the three months ended GCIC Return on Investment in GCIC SLF June 30, 2016 (unaudited) September 30, 2016 (unaudited) December 31, 2016 (unaudited) March 31, 2017 (unaudited) June 30, 2017 (unaudited) Total Income $ 1,281 $ 1,080 $ 1,354 $ 1,343 $ 1,076 Annualized return on total income 1 11.3% 8.9% 10.4% 9.5% 8.2%

Liquidity and Capital Subscriptions 13 Cash and Cash Equivalents − Unrestricted cash and cash equivalents totaled $5.2 million as of June 30, 2017. − Restricted cash and cash equivalents totaled $42.5 million as of June 30, 2017. Restricted cash is held in our securitization vehicle and in our revolving credit facility and is reserved for quarterly interest payments and is also available for new investments that qualify for acquisition by these entities. Capital Subscriptions − We stopped accepting subscriptions after March 31, 2017. As of June 30, 2017, we had total investor capital subscriptions of $1.3 billion and contributed capital of $660.4 million (50.7% called capital ratio). − During the quarter ended June 30, 2017 pursuant to capital drawdown notices, we sold 4,410,571.066 shares of our common stock at a price of $15.00 per share for aggregate proceeds totaling $66.2 million. − On July 21, 2017, we delivered a capital drawdown notice relating to the sale of 2,223,285.533 shares of our common stock at a price of $15.00 per share for aggregate proceeds of $33.3 million. Debt Facilities – Availability − As of June 30, 2017, subject to leverage and borrowing base restrictions, we had approximately $116.6 million of remaining commitments and $76.6 million of availability on our $420.0 million revolving credit facility with Wells Fargo. − As of June 30, 2017, we had $40.0 million of remaining commitments and availability on our $40.0 million revolving credit facility with GC Advisors. − As of June 30, 2017, our $75.0 million revolving credit facility with Sumitomo Mitsui Banking Corporation was fully drawn.

2016 Debt Securitization Debt Facilities Debt Facilities 14 Tranche Rating (M/S) Par Amount ($mm) Interest Rate Stated Maturity Reinvestment Period Class A Notes Aaa/AAA $220.0 3 Month LIBOR + 2.15% August 8, 2028 August 8, 2020 Class B Notes Aa1/AA $32.5 3 Month LIBOR + 3.00% August 8, 2028 August 8, 2020 Total Notes Issued1 $252.5 Issuer Outstanding ($mm) Commitment ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility2 $303.4 $420.0 3 Month LIBOR + 2.25% August 11, 2020 August 10, 2017 SMBC Revolving Credit Facility $75.0 $75.0 1 Month LIBOR + 1.60% May 17, 2018 N/A GC Advisors Revolving Credit Facility $0.0 $40.0 Applicable Federal Rate February 3, 2018 N/A 1. The Class C Notes, Class D Notes and LLC Equity Interests issued in the 2016 Debt Securitization, totaling $42.3 million, $28.6 million and $86.7 million, respectively, were retained by the Company. 2. On August 8, 2017, the revolving credit facility with Wells Fargo was amended to, among other things, (a) extend the expiration of the reinvestment period from August 10, 2017 to August 30, 2017 and (b) extend the stated maturity date to August 30, 2020.

Common Stock and Distribution Information 15 Distributions Paid Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 2, 2016 April 30, 2016 April 2016 27,261,737.139 July 28, 2016 $ 0.1046 $ 2,851,730 May 3, 2016 May 19, 2016 May 2016 29,256,215.216 July 28, 2016 0.1331 3,893,061 May 3, 2016 June 20, 2016 June 2016 31,415,162.957 July 28, 2016 0.1047 3,287,979 Total for Quarter Ended June 30, 2016 $ 0.3424 $ 10,032,770 May 3, 2016 July 22, 2016 July 2016 34,122,546.688 September 26, 2016 $ 0.0942 $ 3,213,352 August 3, 2016 August 29, 2016 August 2016 39,469,915.648 November 21, 2016 0.1369 5,401,537 August 3, 2016 September 23, 2016 September 2016 40,975,724.182 November 21, 2016 0.1090 4,467,164 Total for Quarter Ended September 30, 2016 $ 0.3401 $ 13,082,053 August 3, 2016 October 24, 2016 October 2016 41,087,178.250 December 30, 2016 $ 0.0729 $ 2,993,272 November 14, 2016 November 18, 2016 November 2016 41,087,178,250 December 30, 2016 0.1469 6,033,949 November 14, 2016 December 26, 2016 December 2016 41,442,374.044 February 27, 2017 0.1340 5,553,110 Total for Quarter Ended December 31, 2016 $ 0.3538 $ 14,580,331 November 14, 2016 January 23, 2017 January 2017 41,769,495.016 February 27, 2017 $ 0.0902 $ 3,768,183 February 7, 2017 February 20, 2017 February 2017 41,769,495.016 May 19, 2017 0.1050 4,385,328 February 7, 2017 March 24, 2017 March 2017 42,104,997.486 May 19, 2017 0.1078 4,540,302 Total for Quarter Ended March 31, 2017 $ 0.3030 $ 12,693,813 February 7, 2017 April 30, 2017 April 2017 44,292,283.019 July 28, 2017 $ 0.1067 $ 4,726,827 May 4, 2017 May 18, 2017 May 2017 46,515,568.552 July 28, 2017 0.0982 4,566,043 May 4, 2017 June 16, 2017 June 2017 46,829,343.936 July 28, 2017 0.1050 4,916,564 Total for Quarter Ended June 30, 2017 $ 0.3099 $ 14,209,434

Common Stock and Distribution Information 16 Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 4, 2017 July 21, 2017 July 2017 46,829,343.936 September 25, 2017 TBD TBD August 2, 2017 August 31, 2017 August 2017 TBD November 27, 2017 TBD TBD August 2, 2017 September 22, 2017 September 2017 TBD November 27, 2017 TBD TBD August 2, 2017 October 23, 2017 October 2017 TBD December 28, 2017 TBD TBD Distributions Declared